SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

June 7, 2005

Date of Report

MAGNUM HUNTER RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-12508	87-0462881
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 East Las Colinas Blvd., Suite 1100, Irving, Texas		75039
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   972-401-0752

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Floating Rate Convertible Senior Notes Supplemental Indentures

On June 6, 2005, Magnum Hunter Resources, Inc. (“Magnum Hunter”), the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas (the “Trustee”), the trustee under the Indenture dated as of December 17, 2003 between Magnum Hunter and the Trustee (the “Indenture”).  Magnum Hunter has issued $125 million of Floating Rate Convertible Senior Notes due 2023 (the “Notes”) under the Indenture.  The First Supplemental Indenture makes certain clarifying changes to Section 10.11 of the Indenture to conform the language of the Indenture to the disclosure contained in the offering memorandum dated December 11, 2003, related to the offering of the Notes.

On June 7, 2005, Magnum Hunter entered into a Second Supplemental Indenture with Cimarex Energy Co. (“Cimarex”), the Subsidiary Guarantors party thereto and the Trustee.  Under the Second Supplemental Indenture, upon the happening of certain events, the Notes are convertible into cash and Cimarex common stock in an amount equal to the conversion value of the Notes.  To the extent the conversion value exceeds the principal amount of the Notes, the excess amount is payable in shares of Cimarex common stock.  The Second Supplemental Indenture also provides that Cimarex will guarantee Magnum Hunter’s obligations under the Indenture.

A copy of the First Supplemental Indenture is attached hereto as Exhibit 4.1 and is incorporated herein by reference.  A copy of the Second Supplemental Indenture is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Amendment to Magnum Hunter Employment Agreements and Outside Director Policy

The American Jobs Creation Act of 2004 added new section 409A to the Internal Revenue Code of 1986, as amended (the “Code”).  Section 409A, which became effective January 1, 2005, provides in part that a key employee (as defined in the Code) of a public company will be subject to additional taxes and penalties if certain payments are made to the key employee earlier than six (6) months after the key employee ceases performing services.

On June 6, 2005, Magnum Hunter’s board of directors approved amendments (the “Employment Agreement Amendments”) to the employment agreements among Magnum Hunter and its affiliate Gruy Petroleum Management Co., a Texas corporation and a wholly-owned subsidiary of Magnum Hunter, and the following employees (the “Employment Agreements”):

i.	Richard R. Frazier
ii.	Charles R. Erwin
iii.	R. Douglas Cronk
iv.	M. Bradley Davis
v.	Morgan F. Johnston
vi.	David Krueger

vii.	Earl Krieg, Jr.
viii.	Richard S. Farrell
ix.	Howard M. Tate
x.	Gregory L. Jessup
xi.	David M. Keglovits
xii.	Donald Sabathier
xiii.	H. C. Lee
xiv.	Bill L. Irwin
xv.	Dan P. Emmer
xvi.	Frances P. Evans
xvii.	Gary Evans
xviii.	Mark Wolf

The changes included in the Employment Agreement Amendments are intended to enable the Employment Agreements to comply with Code section 409A.  Specifically, the Employment Agreement Amendments amend the provisions of the Agreement relating to the events upon which certain payments will be made under the Employment Agreements with the intent of making the payments in a manner that will not trigger the additional taxes and penalties under Code section 409A

Also on June 6, 2005, Magnum Hunter’s board of directors approved an amendment (the “Policy Amendment”) to Magnum Hunter’s Outside Director Policy (the “Policy”).  The changes to the Policy included in the Policy Amendment are intended to enable the Policy to comply with Code section 409A.  Specifically, because it is not clear whether all of the persons who may receive payments under the Policy are not “key employees,” the Policy Amendment amends the provisions of the Policy relating to the events upon which certain payments will be made under the Policy with the intent of making the payments in a manner that will not trigger the additional taxes and penalties under Code section 409A.

A form of the Employment Agreement Amendments is attached hereto as Exhibit 10.1 and is incorporated herein by reference.  A copy of the Policy Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

ITEM 5.01              CHANGES IN CONTROL OF REGISTRANT

On June 7, 2005, Cimarex and Magnum Hunter issued a joint press release announcing the closing of the merger of Cimarex Nevada Acquisition Co. (“Merger Sub”), a wholly owned subsidiary of Cimarex, with and into Magnum Hunter.  Magnum Hunter is the surviving entity of the merger continuing as a wholly owned subsidiary of Cimarex.  The combined organization will be headquartered in Denver, Colorado.  As a result of the merger, each outstanding share of Magnum Hunter common stock was cancelled and converted into the right to receive 0.415 shares of Cimarex common stock.  Cimarex will issue approximately 39.5 million common shares to Magnum Hunter stockholders and will then have approximately 81.3 million shares outstanding.  The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The terms of the merger were described in the Joint Proxy Statement/Prospectus of Cimarex and Magnum Hunter included as part of the Registration Statement on Form S-4 (File No. 333-123019) filed by Cimarex with the Securities and Exchange Commission on May 2, 2005, as supplemented on May 3, 2005 (the “Joint Proxy Statement/Prospectus”).  A copy of the Agreement and Plan of Merger dated as of January 25, 2005, among Cimarex, Merger Sub and Magnum Hunter, as amended on February 18, 2005 and April 20, 2005 (the “Merger Agreement”), has been filed as Annex A to the Joint Proxy Statement/Prospectus and is incorporated into this Item 2.01 by reference.

ITEM 5.02	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On June 7, 2005, in accordance with the Merger Agreement and effective upon closing of the merger, the board of directors of Merger Sub immediately before the closing of the merger became the board of directors of Magnum Hunter.  Magnum Hunter’s board now consists of the following three members:

i.	F.H. Merelli
ii.	Paul Korus
iii.	Stephen P. Bell

At this time, none of Messrs. Merelli, Korus or Bell has been appointed to a committee of Magnum Hunter’s board of directors.  Magnum Hunter will file an amendment to this Current Report on Form 8-K to report any such appointment within four business days after the information is determined or becomes available.

Also on June 7, 2005, in accordance with the Merger Agreement and effective upon closing of the merger, the officers of Merger Sub immediately before the closing of the merger became the officers of Magnum Hunter.  The following individuals are now the executive officers of Magnum Hunter:

F.H. Merelli	Chairman of the Board, Chief Executive Officer and President
Thomas E. Jorden	Executive Vice President-Exploration
Joseph R. Albi	Executive Vice President-Operations
Paul Korus	Vice President, Chief Financial Officer and Treasurer
Stephen P. Bell	Senior Vice President, Business Development and Land
Richard S. Dinkins	Vice President-Human Resources
Gary R. Abbott	Vice President-Corporate Engineering
James H. Shonsey	Controller

These individuals are also the executive officers of Cimarex, Magnum Hunter’s parent corporation following the merger described under Item 5.01 above, and hold the same positions with Cimarex.  There are no family relationships by blood, marriage, or adoption among any of the above executive officers.  All executive officers are elected annually by the board of directors to serve for one year or until a successor is elected and qualified.  There is no arrangement or understanding between any of the officers and any other person pursuant to which he was selected as an executive officer.  None of the individuals named above has an employment agreement with Magnum Hunter.

The business experience of each of the executive officers named above is briefly described below:

F.H. MERELLI was elected chairman of the board, chief executive officer, president and a director of Cimarex on September 30, 2002.  Prior to its merger with Cimarex, Mr. Merelli had been the chairman and chief executive officer of Key since 1992.

THOMAS E. JORDEN was named executive vice president of exploration on December 8, 2003 and has served in a similar capacity since September 30, 2002.  Prior to its merger with Cimarex, Mr. Jorden was with Key.  He served as chief geophysicist from November 1993 until September 1999, before being appointed vice president of exploration.  Prior to joining Key, Mr. Jorden was with Union Pacific Resources in Fort Worth, Texas.

JOSEPH R. ALBI was named executive vice president of operations on March 1, 2005.  Since December 8, 2003, Mr. Albi served as senior vice president of corporate engineering.  From September 30, 2002 to December 8, 2003, Mr. Albi served as vice president of engineering.  From 1994 until September 30, 2002, Mr. Albi was with Key where he served as vice president of engineering.

PAUL KORUS was elected vice president, chief financial officer, treasurer and corporate secretary on September 30, 2002.  Mr. Korus joined Key in September 1999 as its vice president and chief financial officer.  Prior to September 1999 and since June 1995, Mr. Korus was an equity research analyst with Petrie Parkman & Co., an investment banking firm.

STEPHEN P. BELL was elected senior vice president of business development and land on September 30, 2002.  Prior to its merger with Cimarex, Mr. Bell had been with Key since February 1994.  In September 1999, he was appointed senior vice president-business development and land.  From February 1994 to September 1999, he served as vice president-land.

RICHARD S. DINKINS was named vice president of human resources on December 8, 2003.  Mr. Dinkins joined Key in March 2002 as its director of human resources and continued in that position with Cimarex commencing in September 2002.  Prior to joining Key and since February 1999, Mr. Dinkins was with Sprint in Overland Park, Kansas.

GARY R. ABBOTT was elected vice president of corporate engineering on March 1, 2005.  Since January 2002, Mr. Abbott served as manager-corporate reservoir engineering.  From April 1999 to January 2002, Mr. Abbott was a senior engineer with Key Production.

JAMES H. SHONSEY was elected chief accounting officer and controller on May 28, 2003.  From 2001 to May 2003, Mr. Shonsey was chief financial officer of The Meridian

Resource Corporation, and from 1997 to 2001, he served as the chief financial officer of Westport Resources Corporation.

ITEM 5.03              AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

On June 7, 2005, in accordance with the Merger Agreement and effective upon the closing of the merger described under Item 5.01 above, the Articles of Incorporation of Merger Sub as in effect immediately before the merger became the Amended and Restated Articles of Incorporation of Magnum Hunter, and the Bylaws of Merger Sub as in effect immediately before the merger became the Amended and Restated Bylaws of Magnum Hunter.

A copy of the Amended and Restated Articles of Incorporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.  A copy of the Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

C.            Exhibits

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 25, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex’s Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of February 18, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex’s Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).

2.3

Amendment No. 2 to Agreement and Plan of Merger, dated as of April 20, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex’s Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).

3.1	Amended and Restated Certificate of Incorporation of Magnum Hunter Resources, Inc.

3.2	Amended and Restated Bylaws of Magnum Hunter Resources, Inc.

Exhibit No.	Description

4.1	First Supplemental Indenture dated as of June 6, 2005, among Magnum Hunter Resources, Inc., the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas.

4.2	Second Supplemental Indenture dated as of June 7, 2005, among Cimarex Energy Co., Magnum Hunter Resources, Inc., the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas.

10.1	Form of Amendment to Employment Agreement.

10.2	Amendment to Magnum Hunter Resources, Inc. Outside Director Policy.

99.1	Press Release dated June 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAGNUM HUNTER RESOURCES, INC.

Dated: June 7, 2005	By:	/s/ Paul Korus
Paul Korus, Vice President,
Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1

Agreement and Plan of Merger, dated as of January 25, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex’s Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).

2.2

Amendment No. 1 to Agreement and Plan of Merger, dated as of February 18, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex’s Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).

2.3

Amendment No. 2 to Agreement and Plan of Merger, dated as of April 20, 2005, among Cimarex Energy Co., Cimarex Nevada Acquisition Sub and Magnum Hunter Resources, Inc. (attached as Annex A to the joint proxy statement/prospectus which forms a part of Cimarex’s Registration Statement on Form S-4 (File No. 333-123019) and incorporated herein by reference).

3.1	Amended and Restated Certificate of Incorporation of Magnum Hunter Resources, Inc.

3.2	Amended and Restated Bylaws of Magnum Hunter Resources, Inc.

4.1	First Supplemental Indenture dated as of June 6, 2005, among Magnum Hunter Resources, Inc., the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas.

4.2	Second Supplemental Indenture dated as of June 7, 2005, among Cimarex Energy Co., Magnum Hunter Resources, Inc., the Subsidiary Guarantors party thereto and Deutsche Bank Trust Company Americas.

10.1	Form of Amendment to Employment Agreement.

10.2	Amendment to Magnum Hunter Resources, Inc. Outside Director Policy.

99.1	Press Release dated June 7, 2005.